SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant    |X|
Filed by a party other than the registrant  |_|

|_|      Preliminary Proxy Statement          |_|  Confidential, for Use of the
                                                   Commission Only (as permitted
|X|      Definitive Proxy Statement                by Rule 14a-6(e)(2))

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to
         Rule 14a-11(c) to Rule 14a-12

                                 ULTRA PAC, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    |_| $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6j(2)
        or Item 22(a)(2) of Schedule 14A.
    |_| $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

             N/A

     (2)   Aggregate number of securities to which transactions applies:

             N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             N/A

     (4)   Proposed maximum aggregate value of transaction:

             N/A

     (5)   Total fee paid:

             N/A

     |X|   Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

             N/A

     (2)   Form, Schedule or Registration Statement No.:

             N/A

     (3)   Filing Party:

             N/A

     (4)   Date Filed:

             N/A




                                 ULTRA PAC, INC.



                                                                    May 30, 1996


TO:  THE SHAREHOLDERS OF ULTRA PAC, INC.

      You are cordially invited to attend the Annual Meeting of Shareholders of Ultra Pac, Inc., to be held on July 16, 1996, at 3:30 p.m. at the Radisson Plaza Hotel, 35 S. 7th Street, Minneapolis, Minnesota. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

      On behalf of your Board of Directors and employees, thank you for your continued support of Ultra Pac, Inc.

                                    Very truly yours,



                                    Calvin S. Krupa,
                                    PRESIDENT AND CHAIRMAN OF THE
                                     BOARD OF DIRECTORS



                                 ULTRA PAC, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JULY 16, 1996


To:  The Shareholders of Ultra Pac, Inc.:

         The Annual Meeting of Shareholders of Ultra Pac, Inc. (the "Company") will be held on Tuesday, July 16, 1996 at 3:30 p.m. at the Radisson Plaza Hotel, 35 S. 7th Street, Minneapolis, Minnesota.

         The items of business are:

         1. To set the number of members of the Board of Directors at five;

         2. To elect five directors, each to hold office for a term of one year, ending in 1997 or when their successors are elected;

         3. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Capital Stock from 5,000,000 to 10,000,000; and

         4. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business on May 17, 1996, will be entitled to vote at the meeting and any adjournment thereof.

         THIS NOTICE, THE ENCLOSED PROXY STATEMENT AND PROXY ARE SENT TO YOU BY ORDER OF THE BOARD OF DIRECTORS.





                                           James A. Thole,
                                           SECRETARY
Date: May 30, 1996
Minneapolis, Minnesota


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.



                                 ULTRA PAC, INC.
                           21925 Industrial Boulevard
                             Rogers, Minnesota 55374

                              --------------------
                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JULY 16, 1996

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         This Proxy Statement is furnished to the record holders of shares of Common Stock of Ultra Pac, Inc., a Minnesota corporation (the "Company"), as of May 17, 1996, by order of the Board of Directors. This Proxy Statement is furnished in connection with the Board of Directors' solicitation of the enclosed Proxy for the Annual Meeting of Shareholders to be held on July 16, 1996, at 3:30 p.m., at the Radisson Plaza Hotel, 35 S. 7th Street, Minneapolis, Minnesota. A shareholder giving a Proxy may revoke it at any time prior to the actual voting at the Annual Meeting of Shareholders by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new written appointment of a Proxy with an officer of the Company. The revocation of a Proxy will not affect any vote taken prior to the revocation. This Proxy Statement is expected to be first mailed to shareholders on or about June 9, 1996.

         The Annual Meeting of Shareholders has been called for the purpose of setting the number of members of the Board of Directors at five, electing five directors to a one-year term and to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Capital Stock from 5,000,000 to 10,000,000 shares. All properly executed proxies received at or prior to the meeting will be voted at the meeting. If a shareholder directs how the Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. Where specification has not been made, it will be voted FOR setting the number of members of the Board of Directors at five, FOR electing management's nominees as members of the Company's Board of Directors, and FOR the Amendment of the Company's Articles of Incorporation.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on May 17, 1996, the record date for the Annual Meeting of Shareholders, there were 3,766,215 shares of Common Stock outstanding. The Company's only class of Capital Stock outstanding is Common Stock. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted.

         A list of those shareholders entitled to vote at the Annual Meeting of Shareholders will be available for a period of 10 days prior to the Annual Meeting of Shareholders for examination by any shareholder at the Company's principal executive offices, 21925 Industrial Boulevard, Rogers, Minnesota, and at the Annual Meeting of Shareholders.

                              ELECTION OF DIRECTORS
                              (PROPOSALS #1 AND #2)

         The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors for the ensuing year; provided, however, that the number may be increased by resolution of the Board of Directors. The number of directors is currently set at five. The Board of Directors recommends that the number of directors be set at five for the coming year and that the nominees named below be elected. Directors are elected to serve a one-year term. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote is required for approval of the proposal to set the number of directors at five and to elect directors.

         THE BOARD RECOMMENDS A VOTE "FOR" SETTING THE NUMBER OF DIRECTORS AT FIVE AND "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

         All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, age, business experience and offices held by each nominee for director are as follows:

      Name           Age             Company Position             Director Since
      ----           ---             ----------------             --------------

Calvin S. Krupa      49      President, Chief Executive Officer and     1987
                             Chairman of the Board of Directors
James A. Thole       56      Secretary and Director                     1987
John F. DeBoer       54      Director                                   1991
Frank I. Harvey      45      Director                                   1991
Thomas F. Rains      61      Director                                    --

         CALVIN S. KRUPA has served as President, Chief Executive Officer and a Director since February 1987. For the three years prior to 1987, Mr. Krupa was marketing manager for Innovative Plastics, Inc., a Minneapolis-based producer of plastic packaging.

         JAMES A. THOLE has served as Secretary and a Director of the Company since February 1987. From February 1987 to August 1991, Mr. Thole also served as Treasurer of the Company. Mr. Thole is not an employee of the Company. Mr. Thole has served as Chief Executive Officer and President of Packaging Plus, Inc., a Minneapolis packaging company, since 1979.

         JOHN F. DEBOER is Secretary of SIG Holding U.S.A., Inc., a privately held holding company. Mr. DeBoer is also Vice President-Finance for Doboy Packaging Machinery, Inc., a wholly owned subsidiary of SIG Holding U.S.A., Inc., which is engaged in the manufacture and sale of packaging equipment.

         FRANK I. HARVEY is a shareholder in the law firm of Larkin, Hoffman, Daly & Lindgren, Ltd., where he has been an attorney since 1976.

         THOMAS F. RAINS was Vice President/General Manager -- In-Store Retail Bakeries of Pillsbury Bakeries and Food Service, Inc. until his retirement in June 1995, and had been employed by such company since 1992. Prior thereto, Mr. Rains was employed, from 1965, by McGlynn Bakeries, Inc., in various positions, most recently as President of the Frozen Products Division.

         During the fiscal year ended January 31, 1996, the Board of Directors met and took action by unanimous written consent on five (5) occasions.

                                BOARD COMMITTEES

         The Board of Directors has appointed three standing committees of the
Company: (i) the Audit Committee; (ii) the Compensation Committee; and (iii) the Stock Option Committee.

         The Audit Committee consists of Calvin S. Krupa, Frank I. Harvey and Michael J. McGlynn. Its purpose is to recommend the appointment of an auditor for the Company, review the scope of the audit, examine the auditor's reports, make appropriate recommendations to the Board of Directors as a result of such review and examination, and make inquires into the effectiveness of the financial and accounting functions and controls of the Company. The Audit Committee held one meeting during the fiscal year ended January 31, 1996. Mr. McGlynn, who is not standing for re-election as a Director of the Company, has advised the Company that he will resign from the Audit Committee concurrent with the Annual Meeting of Shareholders. The Board of Directors intends to appoint Thomas F. Rains to replace Mr. McGlynn.

         The Compensation Committee consists of James A. Thole, Frank I. Harvey and John F. DeBoer and is responsible for setting the compensation of executive officers of the Company. The Compensation Committee held one meeting during the fiscal year ended January 31, 1996.

         The Stock Option Committee consists of Frank I. Harvey and John F. DeBoer. Its purpose is to administer the Company's 1991 Stock Option Plan (the "Plan") and to designate appropriate individuals to receive options pursuant to the Plan. The Stock Option Committee held one meeting during the fiscal year ended January 31, 1996.


                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid for service rendered in all capacities to the Company during the Company's fiscal years ended January 31, 1996, 1995 and 1994 by Calvin S. Krupa, President and Chief Executive Officer, and Bradley C. Yopp, Chief Financial Officer (no other executive officer's compensation exceeded $100,000).

                                            SUMMARY COMPENSATION TABLE

                                                                                     Long-Term
                                                 Annual Compensation                Compensation
                                      -----------------------------------------    -------------
                          Fiscal                                     Other          Securities
 Name and               Year Ended                                   Annual          Underlying        All Other
 Principal Position     January 31     Salary        Bonus       Compensation(1)       Options      Compensation(2)
 ------------------     ----------     ------        -----       ---------------       -------      ---------------
                                        ($)           ($)              ($)               (#)              ($)
 Calvin S. Krupa,          1996       275,144       35,000          20,336            20,000            3,000
    President and Chief    1995       241,827       50,000          15,999            20,000            3,000
    Executive Officer      1994       213,750       60,000          15,834            20,000            4,354

 Bradley C. Yopp           1996       100,355       10,000               0             5,000            2,207
    Chief Financial        1995        89,809            0               0             3,000            1,796
    Officer                1994        81,120        7,600               0             2,000            1,739

- ------------------------

(1) Includes the cost to the Company of a rental automobile provided to Mr. Krupa and the cost of a disability income policy for Mr. Krupa.

(2) Matching contributions by the Company to a 401(k) plan for such person's benefit.

- ------------------------

                        OPTION GRANTS DURING FISCAL 1996

         The following table sets forth information with respect to each option and similar instrument granted or entered into during the fiscal year ended January 31, 1996 to the executive officers named in the Summary Compensation
Table:

                                                                                            Potential Realizable
                                  Percent of                                                  Value at Assumed
                                    Total                                                   Annual Rates of Stock
                                   Options                      Market                       Price Appreciation
                                   Granted                      Price                          For Option Term
                    Options      To Employees     Exercise     On Date      Expiration   ---------------------------
 Name               Granted       This Year         Price     of Grant(1)      Date          5%            10%
 ----               -------       ---------         -----     -----------      ----      ------------  -------------
                      (#)            (%)             ($)          ($)                        ($)           ($)
Calvin S. Krupa    20,000           49.4            6.00          6.00        7/24/00      33,154       73,261(2)

Bradley C. Yopp     5,000           12.3            6.00          6.00        7/24/00       8,288       18,315


- ------------------------

(1) The market values shown are as of the date of grant of the options. All options were fully vested on the date of grant.

(2) Computed based upon the closing price of the Company's Common Stock on July 25, 1995, the date of grant. No assurance can be given that the stated rates of appreciation (5% and 10%) will be or can be achieved. They are presented pursuant to applicable rules of the Securities and Exchange Commission. Solely for illustration, if such rates of appreciation were applied to the total market value of all of the Company's outstanding Common Stock over a five-year term (the same as the stock options granted to such persons), the value at July 25, 1995, was $6.00 per share or an aggregate of $22,597,290, and at July 24, 2000 (the expiration date of the option), assuming an annual stock price appreciation of 5% would be $7.66 per share or an aggregate of $28,841,647, and assuming an annual stock price appreciation of 10% would be $9.66 per share or an aggregate of $36,392,936.

                    AGGREGATE OPTION EXERCISES IN FISCAL 1996
                        AND FISCAL YEAR-END OPTION VALUES

         The following table summarizes options exercised during the year ended January 31, 1996 by the executive officers named in the Summary Compensation Table (no options were exercised) and the value of the unexercised options held as of January 31, 1996:

                                                               Number of Unexercised        Value of Unexercised
                         Shares Acquired        Value           Options at 1/31/96           Options at 1/31/96
        Name               on Exercise         Realized          (All Exercisable)            (All Exercisable)
- -----------------       ------------------   -------------  ----------------------------  --------------------------
                               (#)               ($)                    (#)                          ($)
 Calvin S. Krupa               --                 --                  80,000                        --(1)

 Bradley C. Yopp               --                 --                  15,000                        --(1)

- ------------------------


(1) The exercise prices of all options exceeded the market value of the shares underlying such options on January 31, 1996.

- ------------------------

                            COMPENSATION OF DIRECTORS

         The Company pays each director, who is not an employee of the Company, a director's fee of $2,500 per year. The Outside Directors' Option Plan (the "Directors' Plan") provides for an annual non-discretionary grant of an option to purchase 1,000 shares (2,500 shares if the director has not previously received an option under the Directors' Plan) to each nonemployee director of the Company, who is a Company director immediately after each Annual Meeting of Shareholders. The exercise price shall be equal to the closing price of the Company's Common Stock, as reported by Nasdaq, on the date of grant. The options are immediately exercisable and expire five years from the date of grant, subject to earlier cancellation 30 days after termination as a director. The payment for option exercises may be by cash or by delivery of shares of the Company's Common Stock that have been owned for at least six months.

         In addition, the Company's directors who are also employees of the Company are eligible to be granted incentive stock options or non-qualified stock options. During the fiscal year ended January 31, 1996, the Company granted Mr. Krupa a non-qualified option to purchase 20,000 shares of Common Stock at an exercise price of $6.00 per share. Such option expires in July 2000.

                              EMPLOYMENT AGREEMENT

         The Company entered into an employment agreement with Calvin S. Krupa on June 20, 1989, as amended on March 31, 1990 and January 3, 1992 (the "Employment Agreement"). The Employment Agreement provides for an annual salary to be set by the Compensation Committee ($291,500 effective July 1995), discretionary bonuses as determined by the Compensation Committee and other employment benefits. Pursuant to the Employment Agreement, Mr. Krupa must give 90 days notice prior to termination and is subject to a one year covenant not to compete. Mr. Krupa's Employment Agreement also provides for severance pay in the amount equal to three years' base salary in effect on the date of termination if: (i) the Company terminates him for any reason other than "for cause," as defined in the Employment Agreement, or even "for cause," if terminated during the 18 months following a "change in control," also defined in the Employment Agreement, or (ii) Mr. Krupa voluntarily terminates his employment within 18 months after a "change in control." These amounts are payable, at the option of Mr. Krupa, in a lump sum or in semi-monthly installments.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee (the "Committee") is responsible for setting the compensation of the Company's executive officers, including the executive officers named in the Summary Compensation Table, namely Calvin S. Krupa, President, Chairman of the Board and Chief Executive Officer, and Bradley C. Yopp, Chief Financial Officer and Vice President. The Committee is composed exclusively of independent, nonemployee directors who are not eligible to participate in any of the executive compensation programs. The Compensation Committee met in July of 1995 to set annual compensation and to award bonuses based on the Company's results for the fiscal year ended January 31, 1995.

         The Committee reviews and determines three components in the Company's executive compensation program:

                  1.        Base Salary;
                  2.        Performance-based Bonuses; and
                  3.        Long-term Incentive Compensation.

         BASE SALARY - The philosophy of the Committee is to set a base salary for each of the executive officers of the Company based at appropriate levels for the relative positions of the officer, the duties of the position, and the salary levels paid to executives in comparable companies. The Committee continued its view that there should be little change from year to year in the base salary of the executive officers other than increases due to: (i) growth of the Company's sales; (ii) growth in responsibility of the position; or (iii) cost of living increases. The Committee believes that additional compensation above base levels should be by bonus based on individual performance and the financial performance of the Company. Mr. Krupa's salary was increased $31,500 effective as of June 1995, based on increased sales of the Company and Mr. Krupa's individual performance. Mr. Yopp received a salary increase of $14,650 over the prior year's salary based on growth of the Company, increase in the responsibility of Mr. Yopp, and Mr. Yopp's individual performance.

         BONUSES - The bonus paid to Mr. Krupa for the fiscal year ended January 31, 1995 was determined based upon the Company's financial results during this period. Based on the increased sales of the Company, the Committee granted Mr. Krupa a bonus of $35,000, which was $15,000 less than the bonus paid Mr. Krupa based on the fiscal year ended January 31, 1994. Mr. Yopp was awarded a bonus of $10,000.

         LONG-TERM INCENTIVE COMPENSATION - The executives of the Company are eligible for incentive stock options and for non-qualified stock options. In July of 1995, Mr. Krupa was granted non-qualified stock options to purchase twenty thousand (20,000) shares at the market price of $6.00 per share; and Mr. Yopp was granted non-qualified stock options to purchase five thousand (5,000) shares at the market price of $6.00 per share.


                          COMPARATIVE STOCK PERFORMANCE

      The following graph compares the cumulative total shareholder return, assuming $100 invested on January 31, 1991, as if such amount had been invested in each of: (i) the Company's Common Stock; (ii) the stocks comprising the Dow Jones Containers and Packaging Industrial Sector; and (iii) the stocks included in the Dow Jones Industrial Average. The graph assumes the reinvestment of all dividends (the Company has never paid a dividend). The prices for the Company's Common Stock are closing bid prices as reported by Nasdaq.


                                  [LINE GRAPH]


                             1/31/91  1/31/92  1/29/93  1/31/94  1/31/95 1/31/96

Ultra Pac, Inc.                100      445      281      194      145      87

Dow Jones Containers and       100      143      151      155      148     160
Packaging Industrial Sector

Dow Jones Industrial Average   100      122      129      159      158     228



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Frank I. Harvey, a director of the Company, is an attorney with and a shareholder of the law firm of Larkin, Hoffman, Daly & Lindgren, Ltd., which currently serves as legal counsel to the Company and served as legal counsel to the Company during the fiscal year ended January 31, 1996.

         Michael J. McGlynn, a director of the Company who is not standing for re-election, serves as Chief Executive Officer and a director of McGlynn Bakeries, Inc., which purchased products valued at approximately $531,000 from the Company during the period from his election as a director in July 1995 through the fiscal year ended January 31, 1996.

                COMPLIANCE WITH SECTION 16 REPORTING OBLIGATIONS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% of the Company's Common Stock to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's Common Stock with the Securities and Exchange Commission. The Company is unaware that any required reports were not timely filed except that reports related to grants of options, in July 1995, to Messrs. Krupa and Yopp, which reports were due August 10, 1995, were not filed until September 12, 1995.


                             PRINCIPAL SHAREHOLDERS

         The following table sets forth certain information as of January 31, 1996, concerning the number of shares of Common Stock held: (i) by all persons known to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) by each director and director nominee; (iii) by each executive officer named in the Summary Compensation Table; and (iv) by all directors and officers as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within 60 days of January 31, 1996, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership interest of any other person. Unless otherwise indicated, each person is believed to hold the Common Stock with sole voting and investment power.

                                           Number of Shares Beneficially Owned
Name and Address                          -------------------------------------
of Beneficial Owner                           Shares                Percent
- ----------------------------------------  ---------------     -----------------

Calvin S. Krupa                              414,000(1)              10.8%
  21925 Industrial Boulevard
  Rogers,  Minnesota 55374

James A. Thole                               227,500(2)(3)            6.0
  5800 Main Street, N.E.
  Minneapolis, Minnesota 55432

Frank I. Harvey                               10,110(2)(3)             *
  1500 Norwest Financial Center
  7900 Xerxes Avenue South
  Bloomington, Minnesota 55431

John F. DeBoer                                 6,500(2)(4)             *
  535 East 3rd Street
  New Richmond, Wisconsin 54017

Phillip T. Levin                             241,000                  6.4
  5353 Nathan Lane
  Plymouth, Minnesota 55442

Thomas F. Rains                                    0(2)                *
  8824 Hillswick Trail
  Brooklyn Park, Minnesota  55443

Michael J. McGlynn                             3,500(5)                *
  7350 Commerce Lane
  Minneapolis, Minnesota 55432

Bradley C. Yopp                               18,000(6)                *
  21925 Industrial Boulevard
  Rogers, Minnesota  55374

All directors, director nominees and         679,610(7)              17.5%
  officers of the Company as a group
  (7 persons)

- ------------------------
*     Less than 1%.

SEE FOOTNOTES ON NEXT PAGE.

- ------------------------

(1) Includes 80,000 shares issuable upon exercise of currently exercisable options.

(2) Excludes options to be issued, effective immediately after the Company's Annual Meeting of Shareholders, for an additional 1,000 shares to each non-employee director elected (Mr. Rains will receive an option to purchase 2,500 shares if he is elected).

(3)      Includes options to purchase 5,500 shares of the Company's Common
         Stock.

(4) Includes: (i) options to purchase 5,500 shares of Common Stock and (ii) 1,000 shares owned jointly with Mr. DeBoer's spouse.

(5)      Includes options to purchase 2,500 shares of Common Stock.

(6)      Includes: (i) options to purchase 15,000 shares of Common Stock; and
         (ii) 3,000 shares owned jointly with Mr. Yopp's spouse.

(7) Includes 114,000 shares issuable upon exercise of currently exercisable options.

- ------------------------

                     AMENDMENT OF ARTICLES OF INCORPORATION
                          TO INCREASE AUTHORIZED SHARES
                                  (PROPOSAL #3)

         The Articles of Incorporation of the Company, as currently in effect, authorize the Company to issue up to 5,000,000 shares of Capital Stock, no par value. The Board of Directors proposes to increase the number of authorized shares to 10,000,000. The Board of Directors has the power to establish more than one class or series of shares and to fix the relative rights and preferences of any such different classes or series. The Board of Directors has not established any additional class or series of Capital Stock and, therefore, in accordance with the Restated Articles of Incorporation, all currently issued and unissued Capital Stock is Common Stock. At January 31, 1996, there were 3,766,215 shares of Common Stock outstanding. Additionally, approximately 480,000 shares of Common Stock were reserved for issuance pursuant to the Company's various stock option plans and stock option agreements

         The principal purpose of the Amendment of Articles of Incorporation (the "Proposed Amendment") is to give the Company greater flexibility in its financial affairs by making 5,000,000 additional shares of Capital Stock available for issuance by the Company, without further action by its shareholders, in such transaction or transactions as the Board of Directors may approve, whether in public or private offerings, as stock splits or dividends or otherwise, at such time or times as the Board of Directors may approve whether prior to (subject to the approval by the Company's shareholders and the taking effect of such Proposed Amendment as described herein) or after the meeting of shareholders of the Company.

         Although the Company does not currently have any plans, understandings or agreements for the issuance of the proposed additional shares of Capital Stock nor for the issuance of rights to purchase or acquire additional shares of Capital Stock, the Board of Directors believes that the Company needs additional authorized shares to provide the Company with the flexibility, as the need arises, to use Capital Stock or securities convertible into Capital Stock without the expense and delay of a special shareholders meeting in the event of any future public offerings, private placements, acquisitions by the Company of any businesses or properties, restructuring of the Company's capital structure, debt conversions, stock dividends and for other purposes. Such activities could require more shares of Capital Stock than are currently available to the Company.

         The additional shares of Capital Stock proposed to be authorized would be identical to the existing Capital Stock in all respects. The ability of the Board of Directors, both as to shares currently authorized and the proposed additional shares, to designate and issue classes or series of preferred stock could impede or deter an unsolicited tender offer or takeover proposal regarding the Company and could adversely affect the voting power and rights of holders of the Company's Common Stock.

         The Proposed Amendment could, under certain circumstances, have an anti-takeover effect. However, the only intended purpose of the Proposed Amendment is to increase the number of available shares of Capital Stock in order to give the Board of Directors more flexibility in conducting business operations and, possibly, restructuring the Company's capital structure, and the proposal is not being presented as, nor is it part of, a plan to adopt a series of anti-takeover measures.

         Because shareholders do not have preemptive rights under the Articles of Incorporation, the rights of existing shareholders may (depending upon the particular circumstances in which additional Capital Stock is issued) be diluted by any such issuance. Although the Company is unaware of any specific efforts to obtain control of the Company, the increased authorized shares could be used to make an attempt to effect a merger or other change in control more difficult and less likely or to dilute the interest of a party attempting to obtain control of the Company.

         Unless required by law or by the rules of any stock exchange on which the Company's Capital Stock may in the future be listed, no further authorized vote by the shareholders will be sought for any issuance of shares of Capital Stock. However, under existing Nasdaq regulations, approval by a majority of the holders of outstanding shares of Common Stock may, nonetheless, be required prior to the original issuance of additional shares of Capital Stock, other than a public offering for cash, if (i) the shares to be issued (including securities convertible into or exercisable for such shares) has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the additional shares; or (ii) the number of shares to be issued is or will be equal to or in excess of 20% of the number of shares outstanding before the issuance of the additional shares; or (iii) the issuance would result in a change in control of the Company. If any of such conditions are applicable to the issuance of any of the additional shares, the Company intends to comply with such Nasdaq requirements.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THIS AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

                              INDEPENDENT AUDITORS

         The Board of Directors has selected Divine, Scherzer & Brody, Ltd., as the Company's independent auditors for the fiscal year ending January 31, 1997. Representatives of Divine, Scherzer & Brody, Ltd., are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         The rules of the Securities and Exchange Commission permit shareholders of the Company, after notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The 1997 Ultra Pac, Inc. Annual Meeting of Shareholders is expected to be held on or about July 15, 1997, and proxy materials in connection with that meeting are expected to mailed on or about May 26, 1997. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before January 23, 1997.

                                 OTHER PROPOSALS

         The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.

                        COSTS AND METHOD OF SOLICITATIONS

         Solicitations of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement to shareholders of record as of the close of business on May 17, 1996. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement and the payment of charges made by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. In certain instances, officers of the Company may make special solicitations and proxies either in person or by telephone. Expenses incurred in connection with special solicitations are expected to be nominal. The Company will bear all expenses incurred in connection with the solicitation of proxies for the annual meeting.

         It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

                                  BY ORDER OF THE BOARD OF DIRECTORS



                                  James A. Thole,
                                  SECRETARY
Date:  May 30, 1996





                                     [FRONT]


ULTRA PAC, INC.                                                          PROXY
21925 INDUSTRIAL BOULEVARD
ROGERS, MINNESOTA 55374


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Calvin S. Krupa and James A. Thole, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all of the shares of the Common Stock of Ultra Pac, Inc., registered in the name of the undersigned on May 17, 1996, with the powers the undersigned would possess if personally present at the 1996 Annual Meeting of Shareholders to be held at the Radisson Plaza Hotel, 35 S. 7th Street, Minneapolis, Minnesota at 3:30 p.m. on July 16, 1996, and at any adjournment thereof, hereby revoking any proxy or proxies previously given.


1. Proposal to set the number of directors at five:

         |_|  FOR         |_|  AGAINST         |_|  ABSTAIN


2. ELECTION OF DIRECTORS:

FOR all nominees listed below |_|          WITHHOLD AUTHORITY |_|
(except as marked to the contrary below)   to vote for all nominees listed below

(To WITHHOLD authority to vote for any individual nominee strike a line through the nominee's name below)

        Calvin S. Krupa       John F. DeBoer      Frank I. Harvey

                   James A. Thole       Thomas F. Rains

3. Proposal to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Capital Stock from 5,000,000 to 10,000,000:

         |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

4. In their discretion, the appointed Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment.



                            (CONTINUED ON OTHER SIDE)



                                     [BACK]


                                    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE
                                    VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN,
                                    THE PROXY WILL BE VOTED "FOR" PROPOSAL 1,
                                    "FOR" ALL NOMINEES FOR DIRECTOR, "FOR"
                                    PROPOSAL 3 AND IN THE PROXY'S DISCRETION ON
                                    ANY OTHER MATTERS TO COME BEFORE THE
                                    MEETING.

                                    Dated _______________________________, 1996

                                    ___________________________________________
                                    (Signature)

                                    ___________________________________________
                                    (Second signature)

                                    PLEASE DATE AND SIGN ABOVE exactly as your name appears at left, indicating where appropriate, official position or representative capacity.